UBS PAINEWEBBER CASHFUND, INC.                                     ANNUAL REPORT


Dear Shareholder,                                                   May 15, 2001

   We present you with the annual report for UBS PaineWebber Cashfund, Inc. for the fiscal year ended March 31, 2001.

MARKET REVIEW
--------------------------------------------------------------------------------
[GRAPHIC]

The economy came full circle during the fiscal year ended March 31, 2001. The period began with rising interest rates, impressive economic growth and fears of inflation. It ended with fears of a recession, falling interest rates and dormant economic growth. In March and again in May of 2000, the Federal Reserve (the "Fed") raised interest rates by a combined 75 basis points (a basis point equals 1/100th of one percent) in an attempt to slow the overheated economy which sizzled during the first half of 2000. The Fed's policies successfully stopped runaway growth and eased pricing pressures, but also contributed to a general economic slowdown.

   Forecasts at the beginning of 2001 of zero and below-zero economic growth for the first quarter combined with plummeting stock market prices, standstill manufacturing activity and falling consumer confidence, prompted the Fed to slash the Fed Funds rate (the rate the Fed charges for overnight loans) twice in January by a total of 1%, including the unusual move of announcing one rate cut outside the Fed's regularly scheduled Federal Open Market Committee meeting. That was followed by another rate cut in March, and two more post-fiscal period, dropping the Fed Funds rate to 4.0%.

   When the Fund's fiscal year ended on March 31, 2001, signs pointing to the future direction of the economy were mixed. The U.S. Department of Labor reported unemployment claims that, while more numerous than in the same period a year ago, were fewer than the number needed to clearly point toward a recession. Meanwhile, the U.S. Department of Commerce reported that consumer spending increased 0.3% and income rose 0.5% in March, despite the stock market's poor performance and higher energy prices.

   Investors sought out fixed income investments during this period of uncertainty, as the 90-day U.S. Treasury returned 5.80% for the fiscal year. Yields, which rose with rising interest rates during the first half of the period, began to decline at period-end.


--------------------------------------------------------------------------------
[Sidenotes:]

We are pleased to announce that, effective May 1, 2001, Mitchell Hutchins Asset Management Inc. has changed its name to Brinson Advisors, Inc. Brinson Advisors is a member of UBS Asset Management, a global financial leader with more than $400 billion in assets under management.

Brinson Advisors delivers the investment capabilities of UBS Asset Management. Our objective is to provide long-term, value-added investment expertise and superior client service. We bring together all of the elements of investment solutions for our clients:

-    A global perspective on markets and economies

- An all-encompassing philosophy for valuing markets, currencies and securities around the world based on price/value discrepancies derived from fundamental research

(continued on page 3)

--------------------------------------------------------------------------------

ANNUAL REPORT                                     UBS PAINEWEBBER CASHFUND, INC.


PORTFOLIO REVIEW
--------------------------------------------------------------------------------

PERFORMANCE AND CHARACTERISTICS             3/31/01           9/30/00
--------------------------------------------------------------------------------
Seven-Day Yield+                              4.71%             6.12%
Weighted Average Maturity                  52 days           54 days
Net Assets                            $6.8 billion      $6.0 billion
--------------------------------------------------------------------------------

PORTFOLIO HIGHLIGHTS
[GRAPHIC]

The turmoil in equity markets drove investors toward more stable investments, such as money market funds. During the period, the Fund's average weighted maturity increased as we initially kept maturity short in the face of rising interest rates, then increased maturity as rates began to decline. The Fund also increased its allocation to agency obligations and lowered its allocation to commercial paper in an effort to increase stability in a weakening economic environment. Agencies were also priced attractively relative to commercial paper. Liquidity and credit quality were our two primary concerns, which helped the Fund achieve its twin goals of principal stability and current income.

SECTOR ALLOCATION*                       3/31/01                                          9/30/00
-------------------------------------------------------------------------------------------------
Commercial Paper                          47.5%     Commercial Paper                         67.7%
U.S. Gov't Agency Obligations             27.2      U.S. Gov't & Agency Obligations          14.5
Short-Term Corporate                       9.4      Short-Term Corporate                      9.7
Bank Obligations                           8.5      Bank Obligations                          8.5
Money Market Funds                         7.0      Money Market Funds                        0.1
Other Assets in Excess of Liabilities      0.4      Liabilities in Excess of Other Assets    -0.5
--------------------------------------------------------------------------------------------------
Total                                    100.0%     Total                                   100.0%

+  Yields will fluctuate.

* Weightings represent percentages of net assets as of the dates indicated. The Fund's portfolio is actively managed and its composition will vary over time.

UBS PAINEWEBBER CASHFUND, INC.                                     ANNUAL REPORT

OUTLOOK
--------------------------------------------------------------------------------
[GRAPHIC]

Although we have revised downward our economic growth forecasts for 2001, including a forecast of no growth or slightly negative growth during the second quarter, we believe the economy will soon bottom out. Post-fiscal period, the Fed cut rates two times, dropping the Fed Funds rate to 4.0%. The Fed may cut rates further, if conditions warrant further loosening, and, combined with almost certain federal tax relief, the economy should strengthen during the second half of the year. During this period we expect interest rates to continue to fall.

   Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have. For a QUARTERLY REVIEW of a fund managed by Brinson Advisors, Inc.,(1) please contact your Financial Advisor.

Sincerely,


/s/ Brian M. Storms                        /s/ Susan P. Ryan

BRIAN M. STORMS                            SUSAN P. RYAN
President and Chief Executive              Executive Director
Officer                                    Brinson Advisors, Inc.
Brinson Advisors, Inc.                     Portfolio Manager,
                                           UBS PaineWebber Cashfund, Inc.

   This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended March 31, 2001, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances. We encourage you to consult your Financial Advisor regarding your personal investment program.




(1) Mutual funds are sold by prospectus only. The prospectus for the Fund contains more complete information regarding risks, charges and expenses, and should be read carefully before investing.

--------------------------------------------------------------------------------
[Sidenote:]

(continued)

- Innovative thought leadership and investment ideas; extensive financial, informational, and most importantly, human capital

- A dedication to providing personal client service and personalized business solutions.

Please note that as of April 16, 2001, the Fund's name changed from PaineWebber Cashfund, Inc. to UBS PaineWebber Cashfund, Inc.

These changes will not impact the management of your fund.
--------------------------------------------------------------------------------

UBS PAINEWEBBER CASHFUND, INC.


STATEMENT OF NET ASSETS                                           MARCH 31, 2001

PRINCIPAL
 AMOUNT
  (000)                                                                  MATURITY DATES         INTEREST RATES           VALUE
---------                                                             --------------------     ----------------    --------------
U.S. GOVERNMENT AGENCY OBLIGATIONS--27.22%
$336,207  Federal Home Loan Bank ...................................  04/04/01 to 02/26/02     4.560 to 5.670%@    $  333,727,360
 136,500  Federal Home Loan Bank. ..................................  04/02/01 to 04/03/01     4.805 to 5.155*        136,460,043
 437,705  Federal Home Loan Mortgage Corp. .........................  04/03/01 to 03/28/02     4.620 to 5.360@        432,748,481
  95,000  Federal Home Loan Mortgage Corp.. ........................        04/02/01               5.165*              94,956,328
 403,104  Federal National Mortgage Association ....................  06/04/01 to 02/22/02     4.545 to 5.200@        391,903,317
  50,000  Federal National Mortgage Association ....................        04/02/01               5.163*              49,981,758
 402,000  Student Loan Marketing Association .......................        04/03/01           4.735 to 4.875*        401,903,545
   6,253  Student Loan Marketing Association .......................        06/29/01               5.150@               6,173,387
                                                                                                                   --------------
Total U.S. Government Agency Obligations (cost--$1,847,854,219) ....                                                1,847,854,219
                                                                                                                   --------------

DOMESTIC BANKERS ACCEPTANCE--0.03%
   2,000  Chase Manhattan Bank N.A. (cost--$1,991,988) .............         04/24/01              6.270@               1,991,988
                                                                                                                   --------------

DOMESTIC BANK NOTES--6.75%
 150,000  Bank of America N.A. .....................................  05/04/01 to 09/13/01     6.770 to 7.200         150,000,000
  30,000  Comerica Bank ............................................        04/09/01               5.225*              29,998,348
 265,000  LaSalle National Bank N.A. ...............................  04/02/01 to 02/26/02     5.010 to 7.220         264,997,315
  13,000  PNC Bank N.A. ............................................        04/11/01               5.384*              13,021,553
                                                                                                                   --------------
Total Domestic Bank Notes (cost--$458,017,216) .....................                                                  458,017,216
                                                                                                                   --------------

DOMESTIC CERTIFICATES OF DEPOSIT--1.69%
  25,000  Morgan Guaranty Trust Co. ................................        04/16/01               6.800               25,000,000
  90,000  State Street Bank & Trust Co. ............................  04/05/01 to 04/11/01     5.150 to 5.240          90,000,000
                                                                                                                   --------------
Total Domestic Certificates of Deposit (cost--$115,000,000) ........                                                  115,000,000
                                                                                                                   --------------

COMMERCIAL PAPER@--47.52%
ASSET BACKED-BANKING--2.01%
  10,000  Atlantis One Funding Corp. ...............................        04/12/01               5.050                9,984,569
  60,300  Centric Capital Corp. ....................................  04/06/01 to 04/09/01         4.970               60,246,945
  66,201  Stellar Funding Group, Inc. ..............................  04/09/01 to 04/20/01     4.940 to 5.150          66,066,726
                                                                                                                   --------------
                                                                                                                      136,298,240
                                                                                                                   --------------

ASSET BACKED-FINANCE--0.58%
  15,000  Beta Finance, Inc. .......................................        05/16/01               6.420               14,879,625
  25,000  CC (USA), Inc. ...........................................        08/06/01               5.050               24,554,618
                                                                                                                   --------------
                                                                                                                       39,434,243
                                                                                                                   --------------
ASSET BACKED-MISCELLANEOUS--9.27%
 100,000  Asset Securitization Cooperative Corp. ...................  04/03/01 to 05/08/01     4.800 to 5.000          99,739,444
  30,000  Delaware Funding Corp. ...................................        05/02/01               4.900               29,873,417
  27,350  Falcon Asset Securitization Corp. ........................        04/05/01               6.240               27,331,037
 105,000  Galaxy Funding, Inc. .....................................  05/17/01 to 06/21/01     4.750 to 4.850         104,034,736
  63,699  Giro Funding U.S. Corp. ..................................  04/06/01 to 06/15/01     4.780 to 5.280          63,461,746

UBS PAINEWEBBER CASHFUND, INC.

PRINCIPAL
 AMOUNT
  (000)                                                                  MATURITY DATES         INTEREST RATES           VALUE
---------                                                             --------------------     ----------------    --------------

COMMERCIAL PAPER@--(CONTINUED)

ASSET BACKED-MISCELLANEOUS--(CONCLUDED)
$ 54,711  Parthenon Receivables Funding LLC ........................        04/10/01               5.260%           $  54,639,055
  35,000  Preferred Receivables Funding Corp. ......................        04/05/01               5.200               34,979,778
  50,000  Receivables Capital Corp. ................................        04/25/01               4.960               49,834,667
 115,768  Triple-A One Funding .....................................  04/02/01 to 06/14/01     4.820 to 5.550         115,571,589
  49,750  Variable Funding Capital Corp. ...........................        04/20/01               4.910               49,621,078
                                                                                                                   --------------
                                                                                                                      629,086,547
                                                                                                                   --------------

AUTO & TRUCK--1.53%
 100,000  Ford Motor Credit Corp. ..................................  05/08/01 to 05/10/01     5.000 to 5.030          99,470,681
   4,700  PACCAR Financial Corp. ...................................        06/12/01               4.870                4,654,222
                                                                                                                   --------------
                                                                                                                      104,124,903
                                                                                                                   --------------

BANKING-DOMESTIC--6.81%
  20,000  Abbey National N.A. ......................................        07/20/01               5.210               19,681,611
  24,000  ABN-Amro Bank N.A. .......................................        07/09/01               5.180               23,658,120
 116,000  BBL North America Funding Corp. ..........................  04/02/01 to 05/09/01     5.020 to 5.410         115,548,473
  40,000  BHF Finance, Inc. ........................................        05/14/01               4.920               39,764,933
  75,000  CBA Finance (Delaware), Inc. .............................  04/02/01 to 04/23/01     4.950 to 5.370          74,845,021
 100,000  Morgan (J.P.) & Co., Inc. ................................  05/21/01 to 06/04/01     4.810 to 4.940          99,254,089
  50,000  Nordbanken North America, Inc. ...........................        05/09/01               5.010               49,735,583
  40,000  Societe Generale North America, Inc. .....................        05/14/01               4.870               39,767,322
                                                                                                                   --------------
                                                                                                                      462,255,152
                                                                                                                   --------------

BROKER-DEALER--4.69%
  50,000  Credit Suisse First Boston, Inc. .........................        06/15/01               4.800               49,500,000
  35,000  Merrill Lynch & Co., Inc. ................................        04/26/01               5.130               34,875,313
  60,000  Morgan Stanley Dean Witter & Co ..........................        04/02/01           5.310 to 5.475*         60,000,000
 150,000  Morgan Stanley Dean Witter & Co. .........................  04/17/01 to 05/14/01     4.930 to 5.020         149,316,083
  25,000  Salomon Smith Barney Holdings, Inc. ......................        04/03/01               5.070               24,992,958
                                                                                                                   --------------
                                                                                                                      318,684,354
                                                                                                                   --------------

CHEMICALS--0.55%
  37,080  duPont (E. I.) deNemours & Co. ...........................  04/18/01 to 05/03/01     4.930 to 5.000          36,940,766
                                                                                                                   --------------

DRUGS, HEALTH CARE--1.77%
  35,000  Abbott Laboratories ......................................        04/02/01               5.200               34,994,945
  60,000  Bayer Corp. ..............................................  04/06/01 to 06/22/01     4.680 to 5.530          59,854,997
  10,000  Glaxo Wellcome PLC .......................................        04/30/01               4.970                9,959,964
  15,000  Pfizer, Inc. .............................................        04/18/01               5.100               14,963,875
                                                                                                                   --------------
                                                                                                                      119,773,781
                                                                                                                   --------------

ENERGY--0.07%
   5,000  Exxon Imperial U.S., Inc. ................................        04/12/01               4.930                4,992,468
                                                                                                                   --------------

FINANCE-CONDUIT--1.16%
   5,000  MetLife Funding, Inc. ....................................        04/27/01               4.940                4,982,161
  73,481  Svenska Handelsbanken, Inc. ..............................  04/04/01 to 04/12/01     4.990 to 6.400          73,418,531
                                                                                                                   --------------
                                                                                                                       78,400,692
                                                                                                                   --------------

UBS PAINEWEBBER CASHFUND, INC.

PRINCIPAL
 AMOUNT
  (000)                                                                  MATURITY DATES         INTEREST RATES           VALUE
---------                                                             --------------------     ----------------    --------------
COMMERCIAL PAPER@--(CONCLUDED)

FINANCE-CONSUMER--1.56%
$106,500  Transamerica Finance Corp. ...............................  04/12/01 to 05/10/01     4.910 to 6.160%     $  106,101,382
                                                                                                                   --------------

FINANCE-DIVERSIFIED--3.74%
  30,000  Barclays U.S. Funding Corp. ..............................        04/02/01               5.250               29,995,625
  75,000  General Electric Capital Corp. ...........................        04/02/01               5.400               74,988,750
 150,000  General Electric International Corp. .....................  04/25/01 to 05/30/01     4.930 to 5.000         149,153,570
                                                                                                                   --------------
                                                                                                                      254,137,945
                                                                                                                   --------------

FINANCE-INDEPENDENT--1.80%
 123,300  National Rural Utilities Cooperative Finance Corp. .......  04/24/01 to 09/11/01     4.900 to 5.900         122,310,828
                                                                                                                   --------------

FINANCE-RETAIL--0.07%
   5,000  American Express Credit Co. ..............................        04/26/01               4.950                4,982,813
                                                                                                                   --------------

FINANCE-SUBSIDIARY--1.46%
 100,000  Deutsche Bank Financial, Inc. ............................  05/03/01 to 08/24/01     4.700 to 5.050          98,763,611
                                                                                                                   --------------

FOOD, BEVERAGE & TOBACCO--2.94%
 200,000  Philip Morris Cos., Inc. .................................  04/03/01 to 04/20/01     4.900 to 5.250         199,661,426
                                                                                                                   --------------

INSURANCE--0.79%
   4,200  Aegon Funding Corp. ......................................        04/23/01               4.900                4,187,423
  10,000  General Re Funding Corp. .................................        04/24/01               4.950                9,968,375
  40,000  Prudential Funding Corp. .................................        05/16/01               5.020               39,749,000
                                                                                                                   --------------
                                                                                                                       53,904,798
                                                                                                                   --------------

METALS & MINING--0.64%
  40,000  Alcoa, Inc. ..............................................        04/20/01               5.020               39,894,022
   3,611  Rio Tinto America, Inc. ..................................        04/30/01               4.950                3,596,601
                                                                                                                   --------------
                                                                                                                       43,490,623
                                                                                                                   --------------

RETAIL-MERCHANDISE--0.07%
   5,000  Wal-Mart Stores, Inc. ....................................        04/03/01               5.000                4,998,611
                                                                                                                   --------------

TELECOMMUNICATIONS--6.01%
 203,200  BellSouth Corp. ..........................................  04/11/01 to 05/07/01     4.760 to 5.120         202,707,143
  60,000  SBC Communications, Inc. .................................  04/03/01 to 04/16/01     5.050 to 5.280          59,909,967
  95,800  Verizon Global Funding, Inc. .............................  04/05/01 to 05/16/01     4.930 to 5.360          95,489,676
  50,000  Verizon Network Funding Co. ..............................  05/03/01 to 05/21/01     4.950 to 5.300          49,710,347
                                                                                                                   --------------
                                                                                                                      407,817,133
                                                                                                                   --------------

Total Commercial Paper (cost--$3,226,160,316) ......................                                                3,226,160,316
                                                                                                                   --------------

SHORT-TERM CORPORATE OBLIGATIONS--9.41%
ASSET BACKED-FINANCE--3.61%
  80,000  Beta Finance, Inc. .......................................  04/02/01 to 04/03/01     4.905 to 5.148*         79,996,603
  65,000  Beta Finance, Inc.. ......................................  04/16/01 to 08/15/01     6.850 to 6.885          65,000,000
 100,000  CC (USA), Inc. ...........................................        04/02/01           5.060 to 5.290*         99,996,950
                                                                                                                   --------------
                                                                                                                      244,993,553
                                                                                                                   --------------

UBS PAINEWEBBER CASHFUND, INC.

PRINCIPAL
 AMOUNT
  (000)                                                                  MATURITY DATES         INTEREST RATES           VALUE
---------                                                             --------------------     ----------------    --------------
SHORT-TERM CORPORATE OBLIGATIONS--(CONCLUDED)

BANKING-DOMESTIC--0.44%
$ 30,000  Wells Fargo & Co. ........................................        04/15/01               5.163%*          $ 30,000,000
                                                                                                                   --------------

BROKER-DEALER--3.17%
  50,000  Credit Suisse First Boston, Inc. .........................        04/02/01               5.485*              50,000,000
  75,000  Merrill Lynch & Co., Inc. ................................  08/06/01 to 10/02/01     6.705 to 7.010          74,997,341
  40,000  Merrill Lynch & Co., Inc. ................................        04/02/01               5.300*              40,000,000
  50,000  Morgan Stanley Dean Witter & Co. .........................        04/16/01               5.189*              50,000,000
                                                                                                                   --------------
                                                                                                                      214,997,341
                                                                                                                   --------------

DRUGS, HEALTH CARE--0.59%
  40,000  Merck & Co., Inc. ........................................        02/22/02               5.100               40,000,000
                                                                                                                   --------------

ELECTRONICS--0.37%
  25,000  Emerson Electric Co. .....................................        04/04/01               5.240*              25,000,000
                                                                                                                   --------------

FINANCE-INDEPENDENT--0.94%
  64,000  National Rural Utilities Cooperative Finance Corp. .......  04/02/01 to 04/20/01     5.080 to 5.619*         64,000,000
                                                                                                                   --------------

FOOD, BEVERAGE & TOBACCO--0.29%
  20,000  McDonald's Corp. .........................................        03/07/02               4.813*              20,000,000
                                                                                                                   --------------
Total Short-Term Corporate Obligations (cost--$638,990,894) ........                                                  638,990,894
                                                                                                                   --------------


NUMBER OF
 SHARES
  (000)
---------
MONEY MARKET FUNDS--6.97%
 313,019  AIM Liquid Assets Portfolio ..............................        04/02/01               5.270              313,018,772
 160,538  AIM Prime Portfolio ......................................        04/02/01               5.160              160,538,051
                                                                                                                   --------------
Total Money Market Funds (cost--$473,556,823) ......................                                                  473,556,823
                                                                                                                   --------------

Total Investments (cost--$6,761,571,456 which approximates cost
  for federal income tax purposes)--99.59% .........................                                                6,761,571,456
Other assets in excess of liabilities--0.41% .......................                                                   28,169,459
                                                                                                                   --------------

Net Assets (applicable to 6,790,520,837 shares outstanding at
  $1.00 per share)--100.00% ........................................                                               $6,789,740,915
                                                                                                                   ==============

-----------
* Variable rate securities-maturity date reflects earlier of reset date or maturity date. The interest rates shown are current rates as of March 31, 2001 and reset periodically.

@ Interest rates shown are discount rates at date of purchase.

                       Weighted average maturity--52 days

                See accompanying notes to financial statements

UBS PAINEWEBBER CASHFUND, INC.


STATEMENT OF OPERATIONS

                                                                                                   FOR THE YEAR
                                                                                                      ENDED
                                                                                                   MARCH 31, 2001
                                                                                                   --------------
INVESTMENT INCOME:
Interest .......................................................................................    $390,575,129
                                                                                                   -------------

EXPENSES:
Investment advisory and administration .........................................................      21,492,480
Transfer agency and related services fees ......................................................      10,451,632
Reports and notices to shareholders ............................................................         957,850
Custody and accounting .........................................................................         603,705
Federal and state registration .................................................................         243,554
Professional fees ..............................................................................         130,529
Insurance ......................................................................................         129,229
Directors' fees ................................................................................          10,500
Other expenses .................................................................................           1,697
                                                                                                   -------------
                                                                                                      34,021,176
                                                                                                   -------------
Net investment income ..........................................................................     356,553,953
NET REALIZED GAIN FROM INVESTMENT TRANSACTIONS .................................................         137,952
                                                                                                   -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........................................    $356,691,905
                                                                                                   =============

STATEMENT OF CHANGES IN NET ASSETS


                                                                                 FOR THE YEARS ENDED MARCH 31,
                                                                               ---------------------------------
                                                                                     2001               2000
                                                                               --------------     --------------
FROM OPERATIONS:
Net investment income ........................................................ $  356,553,953     $  288,504,017
Net realized gains from investment transactions ..............................        137,952             58,356
                                                                               --------------     --------------
Net increase in net assets resulting from operations .........................    356,691,905        288,562,373
                                                                               --------------     --------------

DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income ........................................................   (356,553,953)      (288,504,017)
                                                                               --------------     --------------
Net increase (decrease) in net assets derived from capital share transactions.    734,214,172        (57,228,465)
                                                                               --------------     --------------
Net increase (decrease) in net assets ........................................    734,352,124        (57,170,109)

NET ASSETS:
Beginning of year ............................................................  6,055,388,791      6,112,558,900
                                                                               --------------     --------------
End of year .................................................................. $6,789,740,915     $6,055,388,791
                                                                               ==============     ==============

                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

   UBS PaineWebber Cashfund, Inc. (the "Fund"), was organized under the laws of Maryland on January 20, 1978 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company.

   The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

   VALUATION AND ACCOUNTING FOR INVESTMENTS--Investments are valued at amortized cost which approximates market value. Investment transactions are accounted for on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Premiums are amortized and discounts are accreted as adjustments to interest income and the identified cost of investments.

   REPURCHASE AGREEMENTS--The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund occasionally participates in joint repurchase agreement transactions with other funds managed by Brinson Advisors.

   DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

   The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments, including those particular to a specific industry or region.

INVESTMENT ADVISER AND ADMINISTRATOR

   The Fund's Board of Directors has approved an investment advisory and administration contract ("Advisory Contract") with UBS PaineWebber Inc. ("UBS PaineWebber"), which is an indirect wholly owned subsidiary of UBS AG, under which UBS PaineWebber serves as investment adviser and administrator of the Fund. In accordance with the Advisory Contract, UBS PaineWebber receives compensation from the Fund, computed daily and paid monthly equivalent to 0.500% per annum of the Fund's first $500 million of average daily net assets; 0.425% of the next $500 million; 0.390% of the next $500 million; 0.380% of the next $500 million; 0.350% of the next $500 million; 0.345% of the next $1.0 billion; 0.325% of the next $500 million; 0.315% of the next $500 million; 0.300% of the next $500 million;

NOTES TO FINANCIAL STATEMENTS

   0.290% of the next $500 million; and 0.280% of average daily net assets in excess of $5.5 billion. At March 31, 2001, the Fund owed UBS PaineWebber $1,973,794 in investment advisory and administration fees.

   Brinson Advisors, an indirect wholly owned asset management subsidiary of UBS AG, serves as sub-adviser to the Fund pursuant to a Sub-Advisory Contract between UBS PaineWebber and Brinson Advisors. (Mitchell Hutchins Asset Management Inc. changed its name to Brinson Advisors, Inc. effective May 1, 2001.) In accordance with the Sub-Advisory Contract, UBS PaineWebber (not the
Fund) pays Brinson Advisors for sub-advisory services provided to the Fund.

TRANSFER AGENCY RELATED SERVICE FEES

   UBS PaineWebber provides transfer agency related services to the Fund pursuant to a delegation of authority from PFPC Inc., the Fund's transfer agent, and is compensated for these services by PFPC Inc., not the Fund. For the year ended March 31, 2001, UBS PaineWebber received from PFPC Inc., not the Fund, approximately 56% of the total transfer agency and related service fees collected by PFPC Inc. from the Fund.

OTHER LIABILITIES

   At March 31, 2001, dividends payable to shareholders were $4,358,895.

FEDERAL TAX STATUS

   The Fund intends to distribute all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to federal excise tax.

   At March 31, 2001, the Fund had a net capital loss carryforward of $608,651. This loss carryforward is available as a reduction, to the extent provided in the regulations, of any future net realized gains, and will expire by March 31, 2003. To the extent that such losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed.

MONEY MARKET FUND INSURANCE BOND

   The Fund obtained an insurance bond that provides limited coverage for certain loss events involving certain money market instruments held by the Fund. These loss events include non-payment of principal or interest or a bankruptcy or insolvency of the issuer or credit enhancement provider (if any). The insurance bond provides for coverage up to $200 million for a number of funds with a deductible of 10 basis points (0.10%) of the total assets of the Fund for First Tier Securities and 50 basis points (0.50%) of the total assets of the Fund for Second Tier Securities, in each case determined as of the close of business on the first business day prior to the loss event. In the event of a loss covered under the bond, the Fund would expect to retain the security in its portfolio, rather than having to sell it at its current market value, until the date of payment of the loss, which is generally no later than the maturity of the security. While the policy is intended to provide some protection against credit risk and to help the Fund maintain a constant price per share of $1.00, there is no guarantee that the insurance will do so. For the year ended March 31, 2001, the Fund did not use this insurance bond.

NOTES TO FINANCIAL STATEMENTS


CAPITAL SHARE TRANSACTIONS

   There are 20 billion shares of $0.001 par value authorized shares of common stock. Transactions in capital shares, at $1.00 per share, were as follows:

                                                             FOR THE YEARS ENDED MARCH 31,
                                                           ----------------------------------
                                                                   2001          2000
                                                           ---------------    ---------------
Shares sold ............................................    21,748,768,114     23,824,183,354
Shares repurchased .....................................   (21,360,954,478)   (24,164,268,560)
Dividends reinvested ...................................       346,400,536        282,856,741
                                                           ---------------    ---------------
Net increase (decrease) in shares outstanding ..........       734,214,172        (57,228,465)
                                                           ===============    ===============

UBS PAINEWEBBER CASHFUND, INC.

FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding throughout each year is presented below:


                                                                      FOR THE YEARS ENDED MARCH 31,
                                                     -----------------------------------------------------------------
                                                        2001         2000          1999          1998         1997
                                                     ----------   ----------    ----------    ----------    ----------
Net asset value, beginning of year ............      $     1.00   $     1.00    $     1.00    $     1.00    $     1.00
                                                     ----------   ----------    ----------    ----------    ----------
Net investment income .........................          0.0586       0.0486        0.0487        0.0511        0.0482
Dividends from net investment income ..........         (0.0586)     (0.0486)      (0.0487)      (0.0511)      (0.0482)
                                                     ----------   ----------    ----------    ----------    ----------
Net asset value, end of year ..................      $     1.00   $     1.00    $     1.00    $     1.00    $     1.00
                                                     ==========   ==========    ==========    ==========    ==========
Total investment return(1) ....................            6.02%        4.97%         4.98%         5.23%         4.93%
                                                     ==========   ==========    ==========    ==========    ==========
Ratios/Supplemental Data:
Net assets, end of year (000's) ...............      $6,789,741   $6,055,389    $6,112,559    $5,683,262    $5,260,468
Expenses to average net assets ................            0.56%        0.55%         0.52%         0.56%         0.63%
Net investment income to average net assets ...            5.85%        4.86%         4.86%         5.11%         4.82%

-------------
(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends at net asset value on the ex-dividend dates and a sale at net asset value on the last day of each year reported.

UBS PAINEWEBBER CASHFUND, INC.



REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

The Board of Directors and Shareholders
UBS PaineWebber Cashfund, Inc.

   We have audited the accompanying statement of net assets of UBS PaineWebber Cashfund, Inc. (the "Fund") as of March 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of UBS PaineWebber Cashfund, Inc. at March 31, 2001, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.




/s/ ERNST & YOUNG LLP

New York, New York
May 15, 2001

--------------------------------------------------------------------------------
DIRECTORS

E. Garrett Bewkes, Jr.         Meyer Feldberg
CHAIRMAN                       George W. Gowen
Margo N. Alexander             Frederic V. Malek
Richard Q. Armstrong           Carl W. Schafer
Richard R. Burt                Brian M. Storms



PRINCIPAL OFFICERS

Brian M. Storms                Paul H. Schubert
PRESIDENT                      VICE PRESIDENT AND TREASURER

Amy R. Doberman                Elbridge T. Gerry III
VICE PRESIDENT AND SECRETARY   VICE PRESIDENT

                               Susan P. Ryan
                               VICE PRESIDENT



INVESTMENT ADVISER
AND ADMINISTRATOR

UBS PaineWebber Inc.
1285 Avenue of the Americas
New York, New York 10019-6114


SUB-ADVISOR, SUB-ADMINISTRATOR
AND PRINCIPAL UNDERWRITER

Brinson Advisors, Inc.
51 West 52nd Street
New York, New York 10019-6114



THIS REPORT IS NOT TO BE USED IN CONNECTION WITH THE OFFERING OF SHARES OF THE FUND UNLESS ACCOMPANIED OR PRECEDED BY AN EFFECTIVE PROSPECTUS.

                            [GRAPHIC] UBS PAINEWEBBER
                          -C-2001 UBS PaineWebber Inc.
                               All rights reserved
                                   Member SIPC
                  UBS PaineWebber is a service mark of UBS AG.

CASHFUND,
INC.
--------------
MARCH 31, 2001

ANNUAL REPORT















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www.ubspainewebber.com          [GRAPHIC] UBS PAINEWEBBER


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